 

# Transformative Opportunities in Immune Health Therapeutics & Nutrition

March 2021

www.zivobioscience.com

# Safe Harbor Statement

## SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this presentation are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements involve known and unknown risks, uncertainties and other factors which may cause our or our industry's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements include, but are not limited to statements regarding:

- The Company's ability to raise the funds we need to continue our operations;
- The Company's goal to begin to generate revenues and become profitable;
- Regulation of our product;
- Market acceptance of our product and derivatives thereof;
- The results of current and future testing of our product;
- The anticipated performance and benefits of our product;
- The Company's ability to generate licensing fees; and
- The Company's financial condition or results of operations

In some cases, you can identify forward-looking statements by terms such as "may", "will", "should", "could", "would", "expects", "plans", "anticipates", "believes", "estimates", "projects", "predicts", "potential" and similar expressions intended to identify forward looking statements. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by such forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Also, these forward-looking statements represent our estimates and assumptions only as of the date of this report. Except as otherwise required by law, we expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement contained in this presentation to reflect any change in our expectations or any change in events, conditions or circumstances on which any of our forward-looking statements are based. We qualify all of our forward-looking statements by these cautionary statements.

THE INFORMATION IN THIS PRESENTATION IS PROVIDED TO YOU SOLELY FOR INFORMATIONAL PURPOSES AND IS NOT AN OFFER TO BUY OR SELL, A SOLICITATION OF AN OFFER TO BUY OR SELL, ANY SECURITY OR INSTRUMENT OF THE COMPANY, OR TO PARTICIPATE IN ANY INVESTMENT ACTIVITY OR TRADING STRATEGY.

# What do all these global health issues have in common?

Drug-resistant pathogens
Autoimmune Disorders
Sepsis/Toxic Shock
Poultry Coccidiosis
Antibiotic residues in dairy products
*e.Coli contamination* Antibiotic-laced meat
Bovine Mastitis
Type 1 Diabetes Arthritis
Multiple Sclerosis Necrotic enteritis
Irritable Bowel Syndrome (IBS)
Lupus & ALS *Salmonella contamination*
*Cytokine Storm*
Botulism Graves' Disease
Porcine Reproductive Syndrome

ZIVO BIOSCIENCE

# What do all these global health issues have in common?

Drug-resistant pathogens
Autoimmune Disorders
Sepsis/Toxic Shock
Poultry Coccidiosis
Antibiotic residues in dairy products
*e.Coli contamination* Antibiotic-laced meat
Bovine Mastitis
Type 1 Diabetes Arthritis
Multiple Sclerosis Necrotic enteritis
Irritable Bowel Syndrome (IBS)
Lupus & ALS *Salmonella contamination*
*Cytokine Storm*
Botulism Graves' Disease
Porcine Reproductive Syndrome

They begin and end with the Immune System

ZIVO BIOSCIENCE

# Billions spent on therapeutics, medicines, additives and ingredients

## Human Market Annualized

Spanning years 2017-2020

| | | |
|---|---|---|
| Antibiotics | $40.0B | 4.5% CAGR |
| Eubiotics | $5.8B | 7.3% CAGR |
| Autoimmune | $110.0B | 4.2% CAGR |
| Antidiabetic | $78.7B | 6.1% CAGR |

Immune-related and infectious diseases represent a vast range of health issues affecting millions of humans and animals. New applications in pharma, food and nutraceuticals are continually introduced into this growing market




World Population 1700 C.E. to 2050 C.E.
In Billions
12
10
8
6
4
2
0
1700
1750
1800
1850
1900
1950
2000
2050

ZIVO BIOSCIENCE

# Billions spent on therapeutics, medicines, additives and ingredients

## Poultry Market Annualized

Spanning years 2016-2019

| | | |
|---|---|---|
| Vaccines - | **$2.0B** | 6.2% CAGR |
| Phytogenics - | **$754.0M** | 7.7% CAGR |
| Eubiotics - | **$1.6B** | 8.1% CAGR |
| Ionophores | **$1.2B*** | 3.2% CAGR |

*Primarily Ionophores

Our global food supply is reliant on antimicrobials, antibiotics and feed chemicals to increase production of animal food products, creating the potential for drug-resistant bugs and the presence of unmetabolized drugs or chemicals in the food at our dinner table


Antimicrobial Drugs for Livestock 2018 US - Only
Export**
Not independently reported (NIR)
Tetracyclines
Sulfas
Penicillins
Macrolides
Lincosamides
Ionophores
Fluoroquinolones
Cephalosporins
Amphenicols
Aminoglycosides
$4.0 Billion
$4.5 Billion
0.
500.
1,000.
1,500.
2,000.
2,500.
3,000.
3,500.
4,000.
4,500.
5,000.



ZIVO Bioscience, Inc.

A new path to optimal health

## We are creating novel drug candidates, food additives and functional ingredients designed to boost immune health in humans and animals

ZIVO BIOSCIENCE

# A two-tiered approach to human and animal immune health


Biotech
Biotechnology
Molecules
Compounds
Complexes
AgTech
Agricultural Technology
Algal Biomass
Extracts
Dry Mixes

## Pharma - Biotech

- Patent-pending immune modulator may create a new class of therapeutics or immune products for humans, animals
- Potential impact in multibillion-dollar global animal products and dairy products market sectors

## Nutrition - Agtech

- Patented, proprietary algal bioproducts aimed at rapidly-growing global demand for plant-based immune & gut health
- Sustainable, non-GMO functional food, feed and beverage ingredients represent novel advances in phytogenics and eubiotics

ZIVO BIOSCIENCE


Biotech
Biotechnology
Molecules
Compounds
Complexes
Toll-Like Receptor 4 (TLR4)
TLR4
Cell Membrane
ZIVO is conducting optimization of a novel immune modulating molecular complex for human and animal therapeutics and regulated immune products
Interior of Immune Cell
Cytokines
Bacteria
ZIVO BIOSCIENCE

# AgTech

Agricultural Technology

Algal Biomass
Extracts
Dry Mixes

## ZIVO Product Claims

### Immune & Metabolic Health

ZIVO-sponsored *in vitro* and *in vivo* studies and analyses point toward

- A potentially new superfood
- A novel topical skin health product
- A functional food ingredient
- Support of a healthy immune response
- Support of a healthy microbiome
- GRAS self-affirmed for immediate sale in the US


Innate
Adaptive
Basophil
Eosinophil
Neutrophil
Mast Cell
Killer Cell
B Cell
T Cell
Activators
Macrophage
Dendritic
Monocyte
HOURS
DAYS

ZIVO BIOSCIENCE

# What we've accomplished to date

## Q4 2019 – Q1 2021

## Biotech

Biotechnology

Molecules
Compounds
Complexes

### Immune Modulating Molecules

- TLR-4 immune modulator announced Q4 2019
- Ten (10) patents filed since Q4 2019
- Manufacturing Proof of Concept confirmed Q4 2020

### Poultry Digestive Health

- Seventeen (17) major *in vivo* studies evaluating efficacy and safety, most recently Q4 2020
- Histopathology exams of 6,560 intestinal samples
- Licensing deals in discussion for next-gen products that address coccidiosis and feed conversion

### Bovine Mastitis

- Two (2) multianalyte *in vivo* studies of mastitis-inducing pathogens, most recently *staph aureus*
- Zoetis option/collaboration extended to Q3 2021

## AgTech

Agricultural Technology

Algal Biomass
Extracts
Dry Mixes

### Product Development Facilities

- Lab opened in Ft. Myers, FL for cultivation optimization and product development, designed specifically for ZIVO algae and cultures

### Production & Cultivation

- Engineering, computer fluid dynamics modeling completed Jan 2021, resulting in 15-fold decrease in energy consumption during cultivation
- Pilot algae production in Ica, Peru Q2 2020
- Principal engineering and facilities planning completed for Mexico production site Q4 2020

### Product Development & Compliance

- Topical skin product testing started Q3 2020
- Pre-clinical efficacy claims studies planned for ingestible and topical products

# Business Models & Market Verticals

## Biotech

ZIVO intends to license its proprietary molecules or bioproducts and derive near-term revenues from option and licensing fees, to be followed by long-term royalty streams

### #1 - Poultry Digestive Health

**IP Licensing/Partnering Models**
- Discovery Stage Licensing, OR
- Joint Development Agreement (JDA)

**Expected Revenue Stream**
- Option & License payments, then royalties over 17+ years, OR
- JDA revenue share over 17+ years

### #2 - Porcine Immune

**IP Licensing/Partnering Models**
- Discovery Stage Licensing, OR
- Joint Development Agreement

**Expected Revenue Stream**
- Option & License payments, then royalties 17+ years, OR
- JDA revenue share over 17+ years

### #3 - Bovine Mastitis

**Pharma Discovery Stage Licensing**
- Product candidate licensed to pharmaceutical company or drug development partner

**Expected Revenue Stream**
- Option & License payments, then royalties over 17+ years

### #4 - Canine Joint Health

**Pharma Discovery Stage Licensing**
- Product candidate licensed to pharmaceutical company or drug development partner

**Expected Revenue Stream**
- Option & License payments, then royalties over 17+ years

### #5 - Immune Modulation

**IP Licensing/Partnering Models**
- Discovery Stage Licensing, OR
- Joint Development Agreement (JDA)

**Expected Revenue Stream**
- Option & License payments, then royalties over 17+ years, OR
- JDA revenue share over 17+ years

### Typical Drug Development Timeline

Discovery → Pre-IND* → IND* Filing → Phase 1 → Phase 2 → Launch → Sales

Discovery Stage Licensing → Milestone Payment → Milestone Payment → Royalty

Joint Development Agreement for Regulated or Unregulated Products → Revenue Share

*Investigational New Drug

# Business Models & Market Verticals

Culture → Compliance → Pilot → Outsourced Production → Distribution & JV's → Marketing → Corporate Customers

Manufacturing Development & Compliance → License Fees → Distributor Fees → Ingredient Sales → Formulated Product Sales

## AgTech

ZIVO intends to outsource production of algal biomass, and derive near-term revenues from distribution fees and licensing fees, followed by long-term distribution and joint-venture revenues

### Skin Health/Anti-Aging Products

**Joint Venture Model**
- 50/50 gross margin split with JV partners for exclusive verticals

**Fees, Advances and Revenues**
- Licensed regional distribution fees
- Revenues from ingredient and formulated product sales

### Aquaculture

**Licensed Distribution Model**
- Distributor model for US/EU

**Fees, Advances and Revenues**
- No fees, advances anticipated
- Revenues from ingredient and formulated product sales

### Joint/Exertion Recovery

**Licensed Distribution Model**
- Distributor model for US/EU

**Fees, Advances and Revenues**
- Licensed regional distribution fees
- Revenues from ingredient and formulated product sales

### Organic Poultry Feed Ing.

**Joint Marketing Model**
- 50/50 gross margin split with exclusive marketing partner

**Fees, Advances and Revenues**
- No fees, advances anticipated
- Revenues from ingredient sales

### Food/Beverage Ingredient

**Licensed Distribution Model**
- Distributor model for US/EU

**Fees, Advances and Revenues**
- Licensed regional distribution fees
- Revenues from ingredient and pre-blended ingredient sales

# Leadership Team

**Andrew A. Dahl** - *President and CEO*
Over 30 years experience in business case development, marketing planning and business development. He brings Fortune 500 rigor and diligence to early-stage life science companies, setting priorities, shaping business models and facilitating resources to drive toward the Company's overall business objectives.

**Keith R. Marchiando** – *CFO*
25 years of functional experience and technical knowledge in corporate finance, planning, and accounting for manufacturing and technology firms. He holds broad responsibilities for all finance functions, HR, legal and IT matters. Mr. Marchiando is also corporate secretary and reporting/compliance officer.

**William P. Pfund. MS** - VP R&D
Wide-ranging career in Big Pharma, life science startups and contract research orgs. Responsible for all R&D strategies aimed at developing and validating novel therapeutics and product candidates from ZIVO's proprietary bioproducts, leveraging specific expertise in analytical, *in vitro*, and *in vivo* sciences.

**Harlan L. Miller III, PhD** – *VP Technology and Global Supply*
Dr. Miller is a recognized expert in algal production systems, previously as Sr. Technology Director - Algenol Biotech, LLC. He manages international farm conversions SuperFarm engineering and global tech support, and also directs cultivation science and product development at Ft. Myers research facility.

**Amy E Steffek, PhD** - *Director R&D*
Over 20 years in life science startups ranging across clinical/analytic research, study coordination and regulatory compliance. Dr. Steffek manages multiple research studies, analyses and reporting of research findings pertaining to the Company's proprietary, naturally derived compounds and bioactive molecules

**Casey W. Fowler, MS** - *VP Operations*
With a decade of managing IP assets, Mr. Fowler manages all IP strategy and assets, as well as operational functions for design and implementation of business strategies, plans and procedures. Additionally, Mr. Fowler leads several specific strategic imperatives at the direction of the executive team.

ZIVO BIOSCIENCE

# Growth Prospects & Comparatives

## Biotech

ZIVO intends to license its proprietary molecules or bioproducts and look for opportunities to fully monetize its intellectual property portfolio across multiple applications

### #1 - Poultry Digestive Health

**Therapeutic/Immune Product Comp**

- Poultry therapeutics market expected to reach **$10.0B** by 2027
- Zoetis launches Poulvac Procerta vaccine in January 2021
- Boehringer Ingleheim launches Vaxxitek vaccine in US market in January 2020

### #2 - Porcine Immune

**Therapeutic/Immune Product Comp**

- Prevtec produces anti-diarrheal vaccines and antimicrobials
- Elanco acquires Prevtec in a 2019 all-cash **$60.0M** deal plus **$16.0M** sales milestone incentive

### #3 - Bovine Mastitis

**Therapeutic/Immune Product Comp**

- NovaQuest and Mileutis sign **$20.0M** development deal for peptides to protect cow udders
- Merck launches ShutOut teat sealant in February 2020

### #4 - Canine Joint Health

**Therapeutic/Medicinal Comp**

- Aratana veterinary NSAID Galliprant licensed to Elanco
- In 2019, Elanco acquires Aratana after successful market debut in a ~**$245.0M** deal

### #5 - Immune Modulation

**Therapeutic/Medicinal Comp**

- Pandion Therapeutics in clinical trials to validate novel autoimmune therapeutic candidates
- Merck to acquire Pandion Feb 2021 in proposed **$1.85B** stock swap

## AgTech

ZIVO intends to outsource production of algal biomass and derive revenues from reselling biomass and joint ventures that create and market formulated products featuring ZIVO natural biomass products

### Skin Health/Anti-Aging Products

**Skin Care Product Comp**

- Tatcha offers moisturizers, facial cleansers and cleansing oils
- 2018 sales of $70.0M
- The Unilever Group acquires Tatcha in **$550.0M** all-cash deal

### Aquaculture

**Feed Product JV Comp**

- Cargill and Calysta open fish/animal feed production plant in Memphis in 2017
- Calysta and Addisseo open feed production plant in China Jan 2021

### Joint/Exertion Recovery

**Formulated Product Comp**

- Gainful raises $7.5M Series A round in January 2021 for a personalized protein powder mix
- Pepsico acquires CytoSport from Hormel for $465M, which includes Muscle Milk and Evolve Protein brands

### Organic Poultry Feed

**Probiotic Ingredient Comp**

- Osprey Biotechnics produces key components for Phibro Provia Prime microbial product
- Phibro Animal Health recently acquired Osprey in **$55.0M** cash plus sales incentives

### Food/Beverage Ingredient

**Licensed Ingredient Comp**

- Lonze acquired Interhealth and its Super CitriMax brand in 2016
- Lonza licenses the Super CitriMax CLA additive to mulitple food and beverage products worldwide as a weight-loss active ingredient

ZIVO BIOSCIENCE

# Where We're Headed – Goals for 2021 and Beyond

## Biotech

Biotechnology

Molecules
Compounds
Complexes

### Poultry Digestive Health

- Prospective licensing or joint development deal
- Continue refinement of poultry product candidates
- Productize, commercialize successful market entry

### Immune Modulating Product

- Commercial scale ramp-up of bioactive molecules
- Begin testing in swine and canine models

### Intellectual Property Portfolio

- Targeting 50+ patents pending across the globe
- Zoetis option/collaboration extended to Q3 2021

## AgTech

Agricultural Technology

Algal Biomass
Extracts
Dry Mixes

### Strategic Partnerships & Regional Distributors

- Establish regional distributorships in US, EU, ME, SEA, LATAM to build sales channels
- Form JVs to create new marketing channels, products

### Production & Global Supply Chain

- Recruit agribusinesses globally as licensed growers
- Establish global supply chain with QC compliance
- Expand ZIVO algae production in LATAM

### Product Development & Compliance

- Planned launch of functional food ingredient in US, EU
- Topical skin health ingredient and formulated product launch in US, UK pending regulatory approvals

# In Summary

A common platform in two divergent sectors. Each is primed for growth.

## Biotech

Biotechnology



Therapeutic Innovations

Scientific Credibility

Human & Animal Applications

## AgTech

Agricultural Technology

A Functional Superfood That Actually Tastes Good

Sustainable & Responsible Cultivation

Growing Demand for Immune and Gut Health